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                      SUPPLEMENT DATED MAY 4, 1998 TO THE
                      PROSPECTUS DATED SEPTEMBER 26, 1997

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                      NUVEEN FLAGSHIP MULTISTATE TRUST III
                  NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND
               NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND

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The Trustees of the Nuveen Flagship Multistate Trust III have approved a tax-
free reorganization of each of the Nuveen Flagship Alabama Municipal Bond Fund (the "Alabama Fund") and the Nuveen Flagship South Carolina Municipal Bond Fund (the "South Carolina Fund"), as described below. The Alabama Fund and the South Carolina Fund are closed to new investors effective May 8, 1998. On and after May 8, 1998 only shareholders with existing accounts may continue to make addi-tional purchases and to reinvest dividends into existing accounts.

Under the terms of the reorganizations, each fund will transfer all of its as-sets and liabilities to the Nuveen Flagship All-American Municipal Bond Fund (the "Acquiring Fund"), a series of Nuveen Flagship Municipal Trust, in a tax-free exchange for an equal value of shares of the Acquiring Fund. The Acquiring Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Unlike the Alabama or the South Carolina Funds, the Acquiring Fund does not invest primarily in Alabama or South Carolina municipal bonds, respectively. As with any mutual fund, there is no assurance that the Acquiring Fund will meet its investment objective. Each reorganization is subject to certain regulatory approvals and the respective approval of the Alabama Fund's and the South Carolina Fund's shareholders. A meeting of shareholders for the Alabama and the South Carolina Funds has been called for August 13, 1998. Further information regarding the proposed reorga-nization and the shareholder meetings will be contained in a proxy statement that is scheduled to be mailed in June, 1998.